UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

BRAVO MULTINATIONAL INCORPORATED

(Name of small business in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant’s telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

Item 1.01- Entry Into a Material Definitive Agreement

On March 11, 2024, Bravo Multinational, Inc. (“BRVO”), a Wyoming corporation entered into a legally binding letter of intent (the “Agreement”) with Pythia Journeys, LLC, a Puerto Rico limited liability company (“Journeys”).  Under the terms of the Agreement, BRVO will form a subsidiary company, by the name of Bravo Acquisition Corp.  (“BAC”) The purpose of BAC is to combine technology and assets from Journeys and BRVO to provide BAC’s customers with a platform for streaming live and on-demand video and other media. As part of the transaction, Journeys will contribute a license to its storytelling technology, NFT’s related to BRVO’s streaming content, and exclusive content relating to the storytelling business.  BRVO will contribute a license and service for the technology used in its business, a license and access to the streaming live and on-demand content it has the right to, and services in the form of sourcing advertising commitments.  It is agreed that the parties will work together to secure up to $75,000,000 in financing for BAC.  Journeys will receive 49% of the equity ownership of BAC and BRVO will receive 51% of the equity ownership of BAC.   Profits of BAC will be shared equally.   In addition, BRVO will issue a note to Journeys for $1,400,000, which is convertible into shares of BRVO common stock,  based on the closing price of such stock on January 4, 2024.

Forward-Looking Statements:

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans, and prospects for Bravo’s business and operations and involve a number of risks and uncertainties. Bravo’s forward-looking statements in this report are made as of the date hereof and Bravo disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, Bravo is identifying certain forward-looking information regarding, among other things, the Important factors that could cause further events or results to vary from those addressed in the forward-looking statements, including, without limitation, risks and uncertainties arising from the ability of Bravo to successfully manage its assets; uncertainties relating to the ability to realize the expected benefits of its business plan; unanticipated or unfavorable regulatory matters; general economic conditions in the industry in which the Company operates, and other risk factors as discussed in other Bravo filings made from time to time with the United States Securities and Exchange Commission.

Financial     Item 9.01 -Financial Statements and Exhibits.

(a) Financial statements of business acquired. Not applicable.

(b) Pro forma financial information.  Not applicable.

(c) Shell company transactions.  Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1+	Binding Letter of Intent

+Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2024	Bravo Multinational Incorporated

By /s/ Richard Kaiser
Director/ CFO